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                                                                    EXHIBIT 23.1

                                    CONSENT


    We consent to the use in this Amendment No. 1 to Registration Statement No. 333-78103 on Form S-4 of Jackpot Enterprises, Inc. of our report dated September 21, 1998, appearing in the Joint Proxy Statement/Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus.



/s/ Deloitte & Touche LLP
Las Vegas, Nevada
July 21, 1999